Exhibit 99.1
                        UNITED STATES BANKRUPTCY COURT
                        FOR THE DISTRICT OF DELAWARE

In re:  Sea Containers Ltd., et al.    Case No.          06-11156 (KJC)
                                       Reporting Period: December 1, 2006 - December 31, 2006

                           MONTHLY OPERATING REPORT
        File with Court and submit copy to United States Trustee within
                         20 days after end of month**

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------- ------------------ ------------------ --------------
                                                                                              Document        Explanation
REQUIRED DOCUMENTS                                                           Form No.         Attached         Attached
--------------------------------------------------------------------- ------------------ ------------------ --------------
Schedule of Cash Receipts and Disbursements                           MOR-1                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)               x
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Copies of bank statements
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Cash disbursements journals
--------------------------------------------------------------------- ------------------ ------------------ --------------
Statement of Operations                                               MOR-2                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
Balance Sheet                                                         MOR-3                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
Status of Postpetition Taxes                                          MOR-4                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Copies of tax returns filed during reporting period
--------------------------------------------------------------------- ------------------ ------------------ --------------
Summary of Unpaid Postpetition Debts                                  MOR-4                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
   Listing of aged accounts payable
--------------------------------------------------------------------- ------------------ ------------------ --------------
Accounts Receivable Reconciliation and Aging                          MOR-5                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------
Debtor Questionnaire                                                  MOR-5                       x
--------------------------------------------------------------------- ------------------ ------------------ --------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

----------------------------------------
Signature of Debtor                             Date


----------------------------------------
Signature of Joint Debtor                       Date

/s/ Ian C. Durant
----------------------------------------
Signature of Authorized Individual*             February 6, 2007


----------------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
**As agreed with the US Trustee office, MORs will be filed the 30th after each Month

                                                                       FORM/MOR
                                                                   (9/99)

                                           SEA CONTAINERS LTD., et al.
                                        INDEX TO MONTHLY OPERATING REPORT

Description                                                                                                Pages
-----------                                                                                                -----
General Notes to Monthly Operating Report ..........................................................        1-2

Schedule of Cash Receipts and Disbursements for Sea Containers Ltd., listing bank account
details with month end period balances .............................................................        3-4

Schedule of Cash Receipts and Disbursements for Sea Containers Services Ltd. listing bank
account details with month end period balances .....................................................          5

Bank Reconciliation Attestation ....................................................................          6

Balance Sheet and Statement of Operations for Sea Containers Ltd. ..................................        7-9

Balance Sheet and Statement of Operations for Sea Containers Services Ltd. .........................      10-12

Balance Sheet for Sea Containers Caribbean Inc .....................................................      13-14

Schedule of Intercompany Activity for Sea Containers Ltd. ..........................................      15-16

Schedule of Intercompany Activity for Sea Containers Services Ltd. .................................         17

Tax Attestation ....................................................................................         18

Statement Regarding Insurance Policies .............................................................         18

Schedule of Accounts Receivable and Aging for Sea Containers Ltd. ..................................         19

Schedule of Accounts Receivable and Aging for Sea Containers Services Ltd. .........................         20

Schedule of Post-Petition Aged Creditors for Sea Containers Ltd. ...................................         21

Schedule of Post-Petition Aged Creditors for Sea Containers Services Ltd ...........................         22

Debtors Questionnaire ..............................................................................         23

                          SEA CONTAINERS LTD., et al
                    MONTHLY OPERATING REPORT, DECEMBER 2006

NOTES TO MONTHLY OPERATING REPORT

General
-------

For financial reporting purposes, Sea Containers Ltd. prepares consolidated financial statements relating to Sea Containers Ltd. and its affiliates and subsidiaries (the "Sea Containers Group") that are filed with the Securities and Exchange Commission (the "SEC"). Unlike the consolidated financial statements, the financial statements in this report reflect only the assets and liabilities of each individual Debtor (as defined below).

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

The financial statements in this report represent the company's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. The certification and audit process may result in adjustments to the stated assets and liabilities.

Chapter 11 Reorganization Proceedings
-------------------------------------

On October 15, 2006 (the "Petition Date"), Sea Containers Ltd. ("SCL"), Sea Containers Services Ltd. ("Services") and Sea Containers Caribbean Inc. ("SCCI") (each a "Debtor" and collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of the United States
Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession ("DIP") pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed for SCL (the "SCL Committee") and an official committee of unsecured creditors has been appointed for Services (the "Services Committee").

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors' liabilities as of the Petition Date or to enforce pre-petition contractual obligations are automatically stayed. Absent approval from the Bankruptcy Court, the Debtors are prohibited from paying pre-petition obligations. In addition. as a consequence of the chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Bankruptcy Court. However, the Debtors have requested that the Bankruptcy Court approve certain pre-petition liabilities, such as employee wages and benefits and certain other pre-petition obligations. While the Debtors are subject to chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Bankruptcy Court.

At the Initial Debtors Interview with the United States Trustee on November 21, 2006, it was agreed that the Debtors' Monthly Operating Report should consist of the following:

      o     Consolidating Schedule of Cash Receipts and Disbursements by
            Debtor.

      o List of all bank accounts detailing the bank, account description, account number, and month end book balance. Attestation that all bank reconciliations have been performed.

      o     Balance Sheets for each Debtor.

      o     Schedules of the intercompany activity.

      o     Income Statements for each Debtor.(1)

      o Schedule of Post-Petition Fiduciary Taxes - Provide Attestation that all taxes are current.

      o     Schedule of Unpaid Post-Petition Debts.

      o     Schedule of Accounts Receivable and Aging.

      o     Debtor Questionnaire.

Monthly Operating Reports.
-------------------------

After discussions with the US Trustee's office, the Debtors are undergoing a reconciliation process of, amongst other things, their intercompany claims, to ensure that the Debtors' financial reporting is as of the Petition Date (rather than as of September 30, 2006). The reconciliation process will require extensive efforts from the Debtors and will take time to complete. However, in the interest of maximum. disclosure to all parties in these cases, the Debtors have decided to file this December Monthly Operating Report (and any other reports going forward, as due, until the reconciliation is complete) using information as of September 30, 2006. The Debtors will amend their monthly operating reports upon completion of the reconciliation.





-----------------------
(1) No income statement has been prepared for Sea Containers Caribbean Inc. since it has not traded in the last 12 months.

In Re: Sea Containers Limited                                    Cash No:         06-1156 (KJC)
                                                                                  -------------
                                                                 Reporting Dates:              December 1 - December 31, 2006


                                           Schedule of Cash Receipts and Disbursements

---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------

                              JP Morgan       JP Morgan        Commerce Bank      JP Morgan      JP Morgan     JP Morgan
                               A/C 704         A/C 702            A/C 353          A/C 501       A/C NY705      A/C 382
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Cash beginning of month        $52,615.00             $0.00       $0.00           $98,385.00      $60,047.00      $40,778.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------

---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Receipts
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Cash Sales
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Accounts Receivable
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Loans and Advances
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Sale of Assets
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Foreign Exchange
Revaluation                   -$69,750.00                           -$9,626.12    -$10,090.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Interest Income                   $652.00                           $83,396.00        $209.00                       $76.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Sweep from SCS
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Intra company sweep            $61,195.00    -$1,038,695.00     $51,250,980.00                   -$75,000.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Income received from Ge
Seaco                                         $1,134,418.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Container Rental                                                                   $10,787.00     $55,741.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
   Total Receipts              -$7,903.00        $95,723.00     $51,324,749.88        $906.00    -$19,259.00        $76.00
============================ ============= ================= ================== ============== ============== =============
Disbursements
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Net Payroll                                      $16,000.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Payroll Taxes
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Sales Use & Other Taxes
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Inventory Purchases
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Secured/Rental/Leases                            $50,256.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Insurance
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
S, G & A costs                    $460.00         $49,456.00                           $315.00    -$14,335.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Selling
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Other (Attach List)
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Contra                                          -$50,000.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Sweep to SCS                                                      -$209,616.12
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Transfers (To DIP Accts)
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Intra company sweep
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Professional Fees
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
U.S. Trustee Quarterly Fees
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Owner Draw*
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Court Costs
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Total Disbursements               $460.00        $65,712.00       -$209,616.12        $315.00    -$14,335.00         $0.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------

---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Net Cash Flow (Receipts
Less Disbursements)            -$8,363.00        $30,011.00     $51,534,366.00        $591.00     -$4,924.00        $76.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------

---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------
Cash End of Month              $44,252.00        $30,011.00     $51,534,366.00     $98,976.00     $55,123.00    $40,854.00
---------------------------- ------------- ----------------- ------------------ -------------- -------------- -------------



---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
                                                                               Bank of        Bank of       Bank of      Bank of
                                NatWest       Barclays    Bank of America      America        Scotland      Scotland     Scotland
                                A/C 886        A/C399         A/C 015          A/C 023       A/C USD01      A/C 242      A/C 001
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Cash beginning of month       $737,359.00       $27.00       $2,172,432.00      $165,553.00    $435.00       $1,168.00       $0.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------

---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Receipts
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Cash Sales
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Accounts Receivable
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Loans and Advances
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Sale of Assets
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Foreign Exchange
Revaluation                                                     $98,581.60       $2,142.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Interest Income                                                  $4,246.00                    $30,869.00        $52.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Sweep from SCS
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Intra company sweep                                          $1,346,037.00      $56,463.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Income received from Ge
Seaco
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Container Rental
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
   Total receipts                     $0.00        $0.00     $1,448,864.60      $58,605.00    $30,869.00        $52.00       $0.00
============================ =============== ============ ================= =============== ============= ============= ===========
Disbursements
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Net Payroll
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Payroll Taxes
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Sales Use & Other Taxes
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Inventory Purchases
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Secured/Rental/Leases
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Insurance
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
S, G & A costs                                                                  $20,884.00        $37.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Selling
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Other (Attach List)
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Contra                                                                          $50,000.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Sweep to SCS                                                 $3,411,987.60
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Transfers (To DIP Accts)
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Intra company sweep
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Professional Fees
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
U.S. Trustee Quarterly Fees
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Owner Draw*
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Court Costs
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Total Disbursements                   $0.00        $0.00     $3,411,987.60      $70,884.00        $37.00         $0.00       $0.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------

---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Net Cash Flow (Receipts
Less Disbursements)                   $0.00        $0.00    -$1,963,123.00     -$12,279.00    $30,832.00        $52.00       $0.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------

---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------
Cash End of Month               $737,359.00       $27.00       $209,309.00     $153,274.00    $31,267.00     $1,220.00       $0.00
---------------------------- --------------- ------------ ----------------- --------------- ------------- ------------- -----------



---------------------------- ------------------

                              Societe Generale
                                  A/C N/A
---------------------------- ------------------
Cash beginning of month         $51,740,583.00
---------------------------- ------------------

---------------------------- ------------------
Receipts
---------------------------- ------------------
Cash Sales
---------------------------- ------------------
Accounts Receivable
---------------------------- ------------------
Loans and Advances
---------------------------- ------------------
Sale of Assets
---------------------------- ------------------
Foreign Exchange
Revaluation
---------------------------- ------------------
Interest Income                    $140,952.00
---------------------------- ------------------
Sweep from SCS
---------------------------- ------------------
Intra company sweep            -$51,350,000.00
---------------------------- ------------------
Income received from Ge
Seaco
---------------------------- ------------------
Container Rental
---------------------------- ------------------
   Total Receipts              -$51,209,048.00
============================ ==================
Disbursements
---------------------------- ------------------
Net Payroll
---------------------------- ------------------
Payroll Taxes
---------------------------- ------------------
Sales Use & Other Taxes
---------------------------- ------------------
Inventory Purchases
---------------------------- ------------------
Secured/Rental/Leases
---------------------------- ------------------
Insurance
---------------------------- ------------------
S, G & A costs
---------------------------- ------------------
Selling
---------------------------- ------------------
Other (Attach List)
---------------------------- ------------------
Contra
---------------------------- ------------------
Sweep to SCS
---------------------------- ------------------
Transfers (To DIP Accts)
---------------------------- ------------------
Intra company sweep
---------------------------- ------------------
Professional Fees
---------------------------- ------------------
U.S. Trustee Quarterly Fees
---------------------------- ------------------
Owner Draw*
---------------------------- ------------------
Court Costs
---------------------------- ------------------
Total Disbursements                      $0.00
---------------------------- ------------------

---------------------------- ------------------
Net Cash Flow (Receipts
Less Disbursements)            -$51,209,048.00
---------------------------- ------------------

---------------------------- ------------------
Cash End of Month                  $531,535.00
---------------------------- ------------------

*Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

In Re: Sea Containers Limited                                 Cash No:         06-1156 (KJC)
                                                                               -------------
                                                              Reporting Dates:              December 1 - December 31, 2006

                                 Schedule of Cash Receipts and Disbursements Continued

------------------------------------- ----------------- ------------------ -------------------- --------------------
                                                                                                      Marine
                                          Societe         Commerce Bank           JPMC                Midland
                                      Generale A/C 032       A/C 282       SCL Deposit A/C 706       A/C 298.2
------------------------------------- ----------------- ------------------ -------------------- --------------------
Cash beginning of month                      $2,799.00        $250,990.00           $32,023.00          $139,037.00
------------------------------------- ----------------- ------------------ -------------------- --------------------

------------------------------------- ----------------- ------------------ -------------------- --------------------
Receipts
------------------------------------- ----------------- ------------------ -------------------- --------------------
Cash Sales
------------------------------------- ----------------- ------------------ -------------------- --------------------
Accounts Receivable
------------------------------------- ----------------- ------------------ -------------------- --------------------
Loans and Advances
------------------------------------- ----------------- ------------------ -------------------- --------------------
Sale of Assets
------------------------------------- ----------------- ------------------ -------------------- --------------------
Foreign Exchange Revaluation                                                                                -$20.00
------------------------------------- ----------------- ------------------ -------------------- --------------------
Interest Income                                 $31.00                                 $135.00
------------------------------------- ----------------- ------------------ -------------------- --------------------
Sweep from SCS
------------------------------------- ----------------- ------------------ -------------------- --------------------
Intra company sweep                                          -$250,980.00
------------------------------------- ----------------- ------------------ -------------------- --------------------
Income received from GE SeaCo
------------------------------------- ----------------- ------------------ -------------------- --------------------
Container Rental                                                                                         $34,105.00
------------------------------------- ----------------- ------------------ -------------------- --------------------
   Total Receipts                               $31.00       -$250,980.00              $135.00           $34,085.00
===================================== ================= ================== ==================== ====================
Disbursements
------------------------------------- ----------------- ------------------ -------------------- --------------------
Net Payroll
------------------------------------- ----------------- ------------------ -------------------- --------------------
Payroll Taxes
------------------------------------- ----------------- ------------------ -------------------- --------------------
Sales Use & Other Taxes
------------------------------------- ----------------- ------------------ -------------------- --------------------
Inventory Purchases
------------------------------------- ----------------- ------------------ -------------------- --------------------
Secured/Rental/Leases
------------------------------------- ----------------- ------------------ -------------------- --------------------
Insurance
------------------------------------- ----------------- ------------------ -------------------- --------------------
S, G & A costs                                                     $10.00              $127.00
------------------------------------- ----------------- ------------------ -------------------- --------------------
Selling
------------------------------------- ----------------- ------------------ -------------------- --------------------
Other (Attach List)
------------------------------------- ----------------- ------------------ -------------------- --------------------
Contra
------------------------------------- ----------------- ------------------ -------------------- --------------------
Sweep to SCS
------------------------------------- ----------------- ------------------ -------------------- --------------------
Transfers (To DIP Accts)
------------------------------------- ----------------- ------------------ -------------------- --------------------
Intra company sweep
------------------------------------- ----------------- ------------------ -------------------- --------------------
Professional Fees
------------------------------------- ----------------- ------------------ -------------------- --------------------
U.S. Trustee Quarterly Fees
------------------------------------- ----------------- ------------------ -------------------- --------------------
Owner Draw*
------------------------------------- ----------------- ------------------ -------------------- --------------------
Court Costs
------------------------------------- ----------------- ------------------ -------------------- --------------------
Total Disbursements                              $0.00             $10.00              $127.00                $0.00
------------------------------------- ----------------- ------------------ -------------------- --------------------

------------------------------------- ----------------- ------------------ -------------------- --------------------
Net Cash Flow (Receipts
Less Disbursements)                             $31.00       -$250,990.00                $8.00           $34,085.00
------------------------------------- ----------------- ------------------ -------------------- --------------------

------------------------------------- ----------------- ------------------ -------------------- --------------------
Cash End of Month                            $2,830.00              $0.00           $32,031.00          $173,122.00
------------------------------------- ----------------- ------------------ -------------------- --------------------


------------------------------------- -------------------- ------------- ------------------
                                            Bank of          Bank of
                                            Bermuda          Bermuda       Barclays Bank
                                           A/C 52590         A/C 5539      A/C INS & TEE
------------------------------------- -------------------- ------------- ------------------
Cash beginning of month                        $22,029.00     $9,204.00        $482,500.00
------------------------------------- -------------------- ------------- ------------------

------------------------------------- -------------------- ------------- ------------------
Receipts
------------------------------------- -------------------- ------------- ------------------
Cash Sales
------------------------------------- -------------------- ------------- ------------------
Accounts Receivable
------------------------------------- -------------------- ------------- ------------------
Loans and Advances
------------------------------------- -------------------- ------------- ------------------
Sale of Assets
------------------------------------- -------------------- ------------- ------------------
Foreign Exchange Revaluation                                                     $7,500.00
------------------------------------- -------------------- ------------- ------------------
Interest Income
------------------------------------- -------------------- ------------- ------------------
Sweep from SCS
------------------------------------- -------------------- ------------- ------------------
Intra company sweep
------------------------------------- -------------------- ------------- ------------------
Income received from GE SeaCo
------------------------------------- -------------------- ------------- ------------------
Container Rental
------------------------------------- -------------------- ------------- ------------------
   Total Receipts                                   $0.00         $0.00          $7,500.00
===================================== ==================== ============= ==================
Disbursements
------------------------------------- -------------------- ------------- ------------------
Net Payroll
------------------------------------- -------------------- ------------- ------------------
Payroll Taxes
------------------------------------- -------------------- ------------- ------------------
Sales Use & Other Taxes
------------------------------------- -------------------- ------------- ------------------
Inventory Purchases
------------------------------------- -------------------- ------------- ------------------
Secured/Rental/Leases
------------------------------------- -------------------- ------------- ------------------
Insurance
------------------------------------- -------------------- ------------- ------------------
S, G & A costs
------------------------------------- -------------------- ------------- ------------------
Selling
------------------------------------- -------------------- ------------- ------------------
Other (Attach List)
------------------------------------- -------------------- ------------- ------------------
Contra
------------------------------------- -------------------- ------------- ------------------
Sweep to SCS
------------------------------------- -------------------- ------------- ------------------
Transfers (To DIP Accts)
------------------------------------- -------------------- ------------- ------------------
Intra company sweep
------------------------------------- -------------------- ------------- ------------------
Professional Fees
------------------------------------- -------------------- ------------- ------------------
U.S. Trustee Quarterly Fees
------------------------------------- -------------------- ------------- ------------------
Owner Draw*
------------------------------------- -------------------- ------------- ------------------
Court Costs
------------------------------------- -------------------- ------------- ------------------
Total Disbursements                                 $0.00         $0.00              $0.00
------------------------------------- -------------------- ------------- ------------------

------------------------------------- -------------------- ------------- ------------------
Net Cash Flow (Receipts
Less Disbursements)                                 $0.00         $0.00          $7,500.00
------------------------------------- -------------------- ------------- ------------------

------------------------------------- -------------------- ------------- ------------------
Cash End of Month                              $22,029.00     $9,204.00        $490,000.00
------------------------------------- -------------------- ------------- ------------------


------------------------------------- ------------------------------------ -------------------------------------
                                                    Current Month                Cumulative Filing to date
                                               Actual           Projected            Actual            Projected
------------------------------------- ------------------- ---------------- -------------------- ----------------
Cash beginning of month                   $56,007,964.00            $0.00       $56,007,964.00            $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------

------------------------------------- ------------------- ---------------- -------------------- ----------------
Receipts
------------------------------------- ------------------- ---------------- -------------------- ----------------
Cash Sales                                         $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Accounts Receivable                                $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Loans and Advances                                 $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Sale of Assets                                     $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Foreign Exchange Revaluation                  $18,737.48                            $18,737.48
------------------------------------- ------------------- ---------------- -------------------- ----------------
Interest Income                              $260,618.00                           $260,618.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Sweep from SCS                                     $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Intra company sweep                                $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Income received from GE SeaCo              $1,134,418.00                         $1,134,418.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Container Rental                             $100,633.00                           $100,633.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
   Total Receipts                          $1,514,406.48            $0.00        $1,514,406.48            $0.00
===================================== =================== ================ ==================== ================
Disbursements
------------------------------------- ------------------- ---------------- -------------------- ----------------
Net Payroll                                   $16,000.00                            $16,000.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Payroll Taxes                                      $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Sales Use & Other Taxes                            $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Inventory Purchases                                $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Secured/Rental/Leases                         $50,256.00                            $50,256.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Insurance                                          $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
S, G & A costs                                $56,954.00                            $56,954.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Selling                                            $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Other (Attach List)                                $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Contra                                             $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Sweep to SCS                               $3,202,371.48                         $3,202,371.48
------------------------------------- ------------------- ---------------- -------------------- ----------------
Transfers (To DIP Accts)                           $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Intra company sweep                                $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Professional Fees                                  $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
U.S. Trustee Quarterly Fees                        $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Owner Draw*                                        $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Court Costs                                        $0.00                                 $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
Total Disbursements                        $3,325,581.48            $0.00        $3,325,581.48            $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------

------------------------------------- ------------------- ---------------- -------------------- ----------------
Net Cash Flow (Receipts
Less Disbursements)                       -$1,811,175.00            $0.00       -$1,811,175.00            $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------

------------------------------------- ------------------- ---------------- -------------------- ----------------
Cash End of Month                         $54,196,789.00            $0.00       $54,196,789.00            $0.00
------------------------------------- ------------------- ---------------- -------------------- ----------------
*Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

                                               The Following Section Must Be Completed

-------------------------------------------------------------------------------------------------- ---------------------
Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
-------------------------------------------------------------------------------------------------- ---------------------
Total Disbursements                                                                                       $3,325,581.48
-------------------------------------------------------------------------------------------------- ---------------------
   Less: Transfers To Debtor In Possession Accounts                                                      -$3,202,371.48
-------------------------------------------------------------------------------------------------- ---------------------
   Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                                 $0.00
-------------------------------------------------------------------------------------------------- ---------------------
   Plus: Disbursements made by Sea Containers Services Ltd on behalf of Sea Containers Ltd.                  $106,947.00
-------------------------------------------------------------------------------------------------- ---------------------
Total Disbursements For Calculating U.S. Trustee Quarterly Fees                                             $230,157.00
-------------------------------------------------------------------------------------------------- ---------------------

                                        4

In Re: Sea Containers Services                                       Cash No:         06-11156 (KJC)
                                                                                      --------------
                                                                     Reporting Dates:               December 1 - December 31, 2006




                                               Schedule of Cash Receipts and Disbursements
   (GBP) > $ $1.96                                  (Conversion rate: (GBP) = $1.96)

---------------------------- ------------------- -------------------- --------------------- ----------------------
                                NatWest PLC         Barclays Bank       Bank of America       Bank of Scotland
                                 A/C # 420             A/C 724              A/C 013                A/C 234
---------------------------- ------------------- -------------------- --------------------- ----------------------

---------------------------- ------------------- -------------------- --------------------- ----------------------
Cash beginning of month                   $0.00                $0.00           -$58,876.58              $3,558.92
---------------------------- ------------------- -------------------- --------------------- ----------------------

---------------------------- ------------------- -------------------- --------------------- ----------------------
Receipts
---------------------------- ------------------- -------------------- --------------------- ----------------------
Foreign exchange                                                                  -$913.00                $100.40
---------------------------- ------------------- -------------------- --------------------- ----------------------
Accounts Receivable
---------------------------- ------------------- -------------------- --------------------- ----------------------
Loans and Advances
---------------------------- ------------------- -------------------- --------------------- ----------------------
Sale of Assets
---------------------------- ------------------- -------------------- --------------------- ----------------------
Funding From SCL                                                             $3,411,987.60
---------------------------- ------------------- -------------------- --------------------- ----------------------
Other (attach list)
---------------------------- ------------------- -------------------- --------------------- ----------------------
Tax refund                                                                      $54,017.60
---------------------------- ------------------- -------------------- --------------------- ----------------------
   Total receipts                         $0.00                $0.00         $3,465,092.20                $100.40
---------------------------- ------------------- -------------------- --------------------- ----------------------

---------------------------- ------------------- -------------------- --------------------- ----------------------
Disbursements
---------------------------- ------------------- -------------------- --------------------- ----------------------
Net Payroll                                                                    $956,225.20
---------------------------- ------------------- -------------------- --------------------- ----------------------
Payroll Taxes
---------------------------- ------------------- -------------------- --------------------- ----------------------
Sales Use & Other Taxes
---------------------------- ------------------- -------------------- --------------------- ----------------------
Inventory Purchases
---------------------------- ------------------- -------------------- --------------------- ----------------------
Secured/Rental/Leases
---------------------------- ------------------- -------------------- --------------------- ----------------------
Pension
---------------------------- ------------------- -------------------- --------------------- ----------------------
Administrative                                                                 $444,698.52
---------------------------- ------------------- -------------------- --------------------- ----------------------
Selling                                                                      $1,897,105.56
---------------------------- ------------------- -------------------- --------------------- ----------------------
Rates (Real Estate Tax)                                                        $117,692.12
---------------------------- ------------------- -------------------- --------------------- ----------------------
Other (Attach List)
---------------------------- ------------------- -------------------- --------------------- ----------------------
Owner Draw*
---------------------------- ------------------- -------------------- --------------------- ----------------------
Transfers (To DIP Accts)
---------------------------- ------------------- -------------------- --------------------- ----------------------
Sweep to SCL
---------------------------- ------------------- -------------------- --------------------- ----------------------
Professional Fees                                                                    $0.00
---------------------------- ------------------- -------------------- --------------------- ----------------------
U.S. Trustee Quarterly Fees
---------------------------- ------------------- -------------------- --------------------- ----------------------
Court Costs
---------------------------- ------------------- -------------------- --------------------- ----------------------
Total Disbursements                       $0.00                $0.00         $3,415,721.40                  $0.00
---------------------------- ------------------- -------------------- --------------------- ----------------------

---------------------------- ------------------- -------------------- --------------------- ----------------------
Net Cash Flow (Receipts
Less Disbursements)                       $0.00                $0.00            $49,370.80                $100.40
---------------------------- ------------------- -------------------- --------------------- ----------------------

---------------------------- ------------------- -------------------- --------------------- ----------------------
Cash End of Month                         $0.00                $0.00            -$9,505.78              $3,659.32
---------------------------- ------------------- -------------------- --------------------- ----------------------




--------------------------- -------------------- --------- ------------------------------ ----------------------- -------------
                                Commerce Bank                          Current Month          Cumulative Filing
                                   A/C 131                           Actual    Projected       to date Actual      Projected
--------------------------- -------------------- --------- ------------------------------ ----------------------- -------------

--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Cash beginning of month             $250,000.00                  $194,682.34       $0.00             $194,682.34         $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------

--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Receipts
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Foreign exchange                      $9,616.12                    $8,803.52                           $8,803.52
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Accounts Receivable                                                    $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Loans and Advances                                                     $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Sale of Assets                                                        $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Funding From SCL                   -$209,616.12                $3,202,371.48                       $3,202,371.48
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Other (attach list)                                                    $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Tax refund                                                        $54,017.60                          $54,017.60
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
   Total receipts                  -$200,000.00     $0.00      $3,265,192.60       $0.00           $3,265,192.60         $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------

--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Disbursements
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Net Payroll                                                      $956,225.20                         $956,225.20
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Payroll Taxes                                                          $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Sales Use & Other Taxes                                                $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Inventory Purchases                                                    $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Secured/Rental/Leases                                                  $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Pension                                                                $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Administrative                                                   $444,698.52                         $444,698.52
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Selling                                                        $1,897,105.56                       $1,897,105.56
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Rates (Real Estate Tax)                                          $117,692.12                         $117,692.12
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Other (Attach List)                                                    $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Owner Draw*                                                            $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Transfers (To DIP Accts)                                               $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Sweep to SCL                                                           $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Professional Fees                                                      $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
U.S. Trustee Quarterly Fees                                            $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Court Costs                                                            $0.00                               $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Total Disbursements                       $0.00     $0.00      $3,415,721.40       $0.00           $3,415,721.40         $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------

--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Net Cash Flow (Receipts
Less Disbursements)                -$200,000.00     $0.00       -$150,528.80       $0.00            -$150,528.80         $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------

--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
Cash End of Month                    $50,000.00     $0.00         $44,153.54       $0.00              $44,153.54         $0.00
--------------------------- -------------------- --------- ------------------ ----------- ----------------------- -------------
*Compensation To Sole Proprietors For Services Rendered To Bankruptcy Estate

                                               The Following Section Must Be Completed

---------------------------------------------------------------------------------------------------- --------------------------
Disbursements For Calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
---------------------------------------------------------------------------------------------------- --------------------------
Total Disbursements                                                                                              $3,415,721.40
---------------------------------------------------------------------------------------------------- --------------------------
   Less: Transfers To Debtor In Possession Accounts                                                                -$106,947.00
---------------------------------------------------------------------------------------------------- --------------------------
   Plus: Estate Disbursements Made By Outside Sources (i.e. From Escrow Accounts)                                        $0.00
---------------------------------------------------------------------------------------------------- --------------------------
Total Disbursements For Calculating U.S. Trustee Quarterly Fees                                                  $3,308,774.40
---------------------------------------------------------------------------------------------------- --------------------------

Reconciliation books to ledger                                       USD $0
------------------------------                                       ------
Cash in bank at the end of the month                                $44,153.54
Petty Cash                                                          $20,656.44
Foreign Translation adjustment on Commerce Bank $250,000                 $0,00
                                                                   -----------
Balance per Sea Containers Services Financials 31 December 2006     $64,809.98
                                                                   ===========

BANK RECONCILIATIONS
--------------------

The Debtors confirm and attest that all bank reconciliations have been performed for Sea Containers Ltd. and Sea Containers Services Ltd.

Bank reconciliations are not applicable to Sea Containers Caribbean Inc. because it does not have any bank accounts.

                             SEA CONTAINERS LIMITED

                                 BALANCE SHEET

                                                                               Unaudited          Unaudited
                                                                              ------------      -------------
                                                                              December 31,      September 30,
                                                                    Note          2006              2006
                                                                    ----      ------------      -------------

Assets
Current assets
     Cash and cash equivalents                                              $   54,196,789    $   41,765,342
     Trade receivables - less allowances for doubtful accounts of
         $1.773 million                                                            508,115         1,239,265
     Due from related parties                                        (4)           385,028         9,751,096
     Prepaid expenses and other current assets                                   4,465,332         1,240,709
                                                                              ------------      ------------
         Total current assets                                                   59,555,264        53,996,412

Fixed assets, net                                                    (5)                 -        56,726,547

Long-term equipment sales receivable, net                            (5)                 -        17,467,972
Investment in group companies                                        (2)                 -                 -
Intercompany receivables                                             (3)                 -                 -
Investment in equity ownership interests                             (6)       204,331,424       196,477,948
Other assets                                                         (7)         3,302,285         5,298,877
                                                                              ------------      ------------
Total assets                                                         (1)    $  267,188,973    $  329,967,755
                                                                              ============      ============


(1) Sea Containers Limited does not produce Company only accounts. This statement of assets represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31,2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets.

(2) As the parent Company for the Sea Containers Group, Sea Containers Ltd. has an amount of $323,377,414 recorded in its books as an investment in subsidiary companies. Sea Containers Ltd. is presently undergoing an exercise to ascertain the value contained within its subsidiaries that will become available to the shareholders of Sea Containers Limited. Management's current view is that this investment is significantly impaired; therefore, whilst this exercise is underway, Sea Containers Ltd. feels it appropriate to make full provision against the investment in subsidiaries.

(3) The Sea Containers Group has a highly complex intercompany matrix that involves a large number of amounts receivable and payable. These are held as gross figures within the individual company accounting records but are netted off for the purposes of external presentation. Sea Containers Ltd. is in the process of evaluating all intercompany receivables and payables as part of its exercise to ascertain value held in subsidiary companies. Sea Containers Ltd. has a net intercompany receivable from its direct and indirect subsidiaries of $582,577,601. This represents a gross intercompany payable of $1,178,441,501 and a gross intercompany receivable of $1,761,019,102. Full provision has been made against this net amount whilst the exercise to ascertain value is underway. It is possible that individual subsidiaries may have a claim against Sea Containers Ltd. and the netting off exercise in Sea Containers Ltd.'s accounts is not prejudicial to any such claim that a subsidiary may have.

(4) The amounts due from related parties largely consist of amounts due from GE SeaCo. These represent the anticipated recovery from GE SeaCo on completion of an expected set-off agreement. During December 2006, $10,471,000 was received from Sea Containers SPC Limited in settlement on behalf of GE SeaCo.

(5) Fixed assets and long-term equipment sales receivable relate to containers. On October 3, 2006, SCL transferred the majority of these containers to a Special Purpose Company wholly owned by SCL to enable refinancing of the container fleet. These containers were transferred at Net Book Value. On October 12, 2006, the remaining assets were sold to a third party.

(6) This balance consists of the carrying value of Sea Containers Ltd.'s investment in GE SeaCo. The value is based on information from the as yet unfinished year end work being carried out on GE SeaCo. The value is therefore subject to the completion of the GE SeaCo internal processes and external audit. To the extent that this value materially varies from the final value attained at the completion of GE SeaCo's year end audit, we will amend the operating report.

(7) $3.30 million of the Other Assets balance represent the unamortized part of capitalised finance costs in relation to certain of Sea Containers Ltd.'s senior loan notes that were outstanding at December 31, 2006.

                             SEA CONTAINERS LIMITED

                                 BALANCE SHEET

                                                                     Unaudited          Unaudited
                                                                    ------------      -------------
                                                                    December 31,      September 30,
                                                          Note          2006              2006
                                                          ----      ------------      -------------

Liabilities and shareholders' equity
Current liabilities
     Accounts payable                                              $    2,123,898   $    1,013,982
     Accrued expenses                                                  30,796,263       24,117,831
     Current portion of long-term debt                    (11)         26,946,083       34,936,583
     Current portion of senior notes                                  385,097,380      384,706,801
                                                                    -------------     -------------
         Total current liabilities                                    444,963,624      444,775,198

Total shareholders' equity                                (10)       (177,774,651)    (114,807,443)
                                                                    -------------     -------------
Total liabilities and shareholders' equity              (8), (9)   $  267,188,973   $  329,967,755
                                                                    =============     =============



(8) Sea Containers Limited does not produce Company only accounts. This statement of liabilities and shareholder's equity represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities and shareholder's equity.

(9) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes").

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd. and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to the Sea Containers Group and other subsidiaries and is indemnified by Sea Containers Ltd for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (GBP)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (GBP)27 million ($51 million) for the 1990 Scheme. These values are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

(10) Shareholders' Equity is calculated after all adjustments that have been noted in notes (1) to (9) above. In particular, the treatment of investments in group companies and net intercompany receivables as discussed in notes (3) and
(4) have a material effect on Shareholders' Equity. Any adjustment to this policy which may arise on completion of the exercise to ascertain value held in subsidiary companies and the associated evaluation of intercompany receivables and payables may have a material impact on Shareholders' Equity as stated.

(11) The Current portion of long term debt consists of loans from HSH Nordbank, for a ship acquisition and Silverpoint, who made certain payments on behalf of Sea Containers Ltd. to shareholders of another company.

                             SEA CONTAINERS LIMITED

                            STATEMENT OF OPERATIONS

                                                                           Unaudited             Unaudited
                                                                       -----------------     ------------------
                                                                        One Month Ended      Three Months Ended
                                                              Note     December 31, 2006     December 31, 2006
                                                              ----     -----------------     ------------------

Revenue                                                       (13)    $         499,123     $       4,780,794

Cost and expenses:
     Operating costs                                                            351,937               786,880
     Selling, general and administrative expenses                            (4,449,737)          (17,194,174)
     Reorganisation costs                                     (15)               (7,480)               (7,480)
     Charges to provide against intercompany accounts         (14)            8,583,920           (24,002,403)
     Depreciation & amortization                                                (58,677)                   23
                                                                       -----------------     ------------------
     Total costs and expenses                                                 4,419,963           (40,417,154)
                                                                       -----------------     ------------------

Loss on sale of assets                                                          (29,747)           (1,711,023)
                                                                       -----------------     ------------------

Operating income (loss)                                                       4,889,339           (37,347,383)

Other income (expense)
     Interest income                                                            248,766               608,981
     Foreign exchange gains or (losses)                                         (92,909)              (42,797)
     Interest expense, net of capitalized interest                           (3,408,685)          (11,447,178)
                                                                       -----------------     ------------------

Income (loss) before taxes                                                    1,636,511           (48,228,377)
Income tax expense                                                             (100,000)             (300,000)
                                                                       -----------------     ------------------
Net profit (loss)                                             (12)    $       1,536,511     $     (48,528,377)
                                                                       =================     ==================



(12) Sea Containers Ltd. does not produce Company only accounts. This statement of operations represents the Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net loss.

(13) Revenue includes $2,262,000 in respect of Sea Containers Ltd.'s equity interest in GE SeaCo, $225,976 in respect of Sea Containers Ltd.'s share of the losses incurred by Speedlines in which Sea Containers Ltd. has an equity interest.

(14) See Containers Ltd's policy prior to the bankruptcy filing date was to make provisions for the net receivable due from Sea Containers Ltd. Group's subsidiary companies. The provision for charges noted above relates to decreases in the net receivable balance due from group companies in the month. The movement in the net receivable balance largely arose from foreign exchange movements between Sea Containers Ltd. and non-US dollar denominated companies.

(15) As at December 31, 2006 professional fees totaling (GBP)7,480 have been expensed.

                            SEA CONTAINERS SERVICES

                                 BALANCE SHEET

                                                                        Unaudited          Unaudited
                                                                       ------------      -------------
                                                                       December 31,      September 30,
                                                             Note          2006              2006
                                                             ----      ------------      -------------

Assets
Current assets
     Cash and cash equivalents                                       $       64,809    $       11,126
     Trade receivables                                                      467,956           878,582
     Due from related parties                                 (3)         3,334,083         3,950,785
     Prepaid expenses and other current assets                            6,020,575         2,731,517
                                                                       ------------      -------------
         Total current assets                                             9,887,424         7,572,010

Fixed assets, net                                                         3,196,876         3,547,684

Investments                                                               2,637,008         2,515,921
Intercompany receivables                                      (2)        48,266,903        45,799,756
Other assets                                                  (3)         3,656,666            15,823
                                                                       ------------      -------------
Total assets                                                  (1)    $   67,644,876    $   59,451,195
                                                                       ============      =============



(1) This statement of assets reflects Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006. The certification and audit process may result in adjustments to the above stated assets. The foreign exchange rate used to translate December 31, 2006, November 30, 2006 and October 31, 2006 was $1.96, $1.93 and $1.90 respectively.

(2) Sea Containers Services Ltd. has net intercompany receivables of $48,266,903. This represents gross intercompany receivables of $117,997,854 and gross intercompany payables of $69,730,951. The Sea Containers Group has a highly complex intercompany accounting process. The Sea Containers Group is currently in the process of evaluating all intercompany receivables and payable as part of its exercise to ascertain value held in subsidiary companies. Whilst this exercise remains ongoing, Sea Containers Service Ltd. regards it as appropriate to reflect the full intercompany receivables and payables within its Balance Sheet on a net basis, but it is possible that a full or partial provision against its intercompany balances will be required on completion of the evaluation.

(3) Following a review of Sea Container Services Ltd's tax position, a deferred tax asset has been recognized which relates to timing differences in claiming capital allowances. The current portion of $993,720 is held in Prepaid expenses and other current assets and the long term portion of $3,645,600 is held in Other assets.

                            SEA CONTAINERS SERVICES

                                 BALANCE SHEET

                                                                    Unaudited          Unaudited
                                                                   -------------     -------------
                                                                   December 31,      September 30,
                                                         Note          2006              2006
                                                         ----      -------------     -------------
Liabilities and shareholders' equity
Current liabilities
     Accounts payable                                             $    2,810,115   $    4,099,044
     Accrued expenses                                                  4,663,663        4,253,855
     Current portion of long-term debt                                 1,677,105        1,979,002
                                                                   -------------     --------------
         Total current liabilities                                     9,150,883       10,331,901

Total shareholders' equity                                            58,493,993       49,119,294
                                                                   -------------     --------------
Total liabilities and shareholders' equity             (4), (5)   $   67,644,876   $   59,451,195
                                                                   =============     ==============



(4) This statement of liabilities reflects Sea Containers Group's internal accounting on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2006, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated liabilities.

(5) The United Kingdom government Pensions Regulator (which regulates employment-based pension plans in the UK and aims to protect the benefits of members of UK pension plans) has issued notices to Sea Containers Ltd. on October 19, 2006 warning that the Regulator is considering exercising its powers to issue financial support directions ("FSDs") to Sea Containers Ltd. under relevant UK pensions legislation, in respect of the Sea Containers 1983 Pension Scheme (the "1983 Scheme") and the Sea Containers 1990 Pension Scheme (the "1990 Scheme") (together the "Schemes").

These are multi-employer defined benefit pension plans of Sea Containers Services Ltd., a UK indirect subsidiary of Sea Containers Ltd. If FSDs are issued to Sea Containers Ltd., it may be liable to make a financial contribution to one or both of the Schemes which may be greater than the sum payable by Sea Containers Ltd. in respect of pension liabilities under the terms of a support agreement between Sea Containers Ltd. and Sea Containers Services Ltd. entered into in 1989 under which the UK subsidiary provides administrative services to Sea Containers Ltd. and other subsidiaries and is indemnified by Sea Containers Ltd. for the cost of those services.

The Trustees of the Schemes or their actuary have advised Sea Containers Ltd. that their current estimates of the cost of winding up the Schemes, including the cost of purchasing annuities to pay projected benefit obligations to Scheme participants, would be approximately (GBP)107 million ($201 million) for the 1983 Scheme (after giving effect to the withdrawal of a GE SeaCo SRL subsidiary from the 1983 Scheme) and approximately (GBP)27 million ($51 million) for the 1990 Scheme. These values are stated as at 31 December 2005 and are subject to revision.

Because the Schemes are multi-employer plans, the liabilities under them are shared among the participating companies. Sea Containers Ltd. cautions, however, that these estimated costs have not been agreed by Sea Containers Ltd. and that no FSDs have been issued. Sea Containers Ltd. is considering its reply to the Regulator's warning notices and does not accept that it is reasonable or appropriate for the Regulator to issue FSDs.

                            SEA CONTAINERS SERVICES

                            STATEMENT OF OPERATIONS

                                                                           Unaudited           Unaudited
                                                                       ------------------  -------------------
                                                                        One Month Ended    Three Months Ended
                                                          Note         December 31, 2006   December 31, 2006
                                                          ----         ------------------  -------------------

Revenue                                                                $    3,441,096      $    7,740,507

Costs and expenses:
     Operating costs                                                                -                   -
     Selling, general and administrative expenses                          (2,152,356)         (5,479,546)
     Professional fees                                     (7)               (756,603)           (756,603)
     Other charges                                                                                      -
     Depreciation & amortization                                             (111,089)           (342,502)
                                                                       ------------------  -------------------
     Total costs and expenses                                              (3,020,048)         (6,578,651)
                                                                       ------------------  -------------------

Gains on sale of assets                                                        15,033              57,306
                                                                       ------------------  -------------------

Operating (loss) income                                                       436,080           1,219,162

Other income (expense)
     Interest income                                                               45                  58
     Foreign exchange gains or (losses)                                      (110,628)           (146,306)
     Interest expense, net of capitalized interest                            (31,417)            (45,206)
                                                                       ------------------  -------------------

(Loss) income before taxes                                                    294,080           1,027,709
Income tax expense                                         (8)              5,964,852           5,964,852
                                                                       ------------------  -------------------
Net Income                                                 (6)         $    6,258,932      $    6,992,561
                                                                       ------------------  -------------------




(6) This statement of operations reflects Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006. The certification and audit process may result in adjustments to the above stated net income.

(7) As at December 31, 2006 professional fees totalling (GBP)756,603 have been expensed.

(8) The income tax credit consists of deferred tax of (GBP)4,639,320 and current tax of (GBP)1,325,532.

                            SEA CONTAINERS CARIBBEAN

                                 BALANCE SHEET

                                                                        Unaudited           Unaudited
                                                                    -----------------     ------------------
                                                       Note         December 31, 2006     September 30, 2006
                                                       ----         -----------------     ------------------
Assets
Current assets
     Cash and cash equivalents                                     $                -    $                 -
     Deferred tax                                                                   -                      -
     Due from related parties                                                       -                      -
     Prepaid expenses and other current assets                                      -                      -
                                                                    -----------------     ------------------
         Total current assets                                                       -                      -

Fixed assets, net                                                                   -                      -

Investments                                                                         -                      -
Intercompany receivables                                                            -                      -
Other assets                                                                        -                      -
                                                                    -----------------     ------------------
Total assets                                            (1)        $                -    $                 -
                                                                    =================     ==================



1) This statement of assets represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd. has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated assets. Sea Containers Caribbean Inc. has not traded in the last twelve months.

                            SEA CONTAINERS CARIBBEAN

                                 BALANCE SHEET

                                                                         Unaudited           Unaudited
                                                                     -----------------     ------------------
                                                        Note         December 31, 2006     September 30, 2006
                                                        ----         -----------------     ------------------
Liabilities and shareholders' equity
Current liabilities
     Accounts payable                                               $        3,530,094    $         3,530,094
     Accrued expenses                                                                                       -
     Current portion of long-term debt                                                                      -
                                                                     -----------------     ------------------
         Total current liabilities                                           3,530,094              3,530,094

Total shareholders' equity                                                  (3,530,094)            (3,530,094)
                                                                     -----------------     ------------------
Total liabilities and shareholders' equity               (2)        $                -    $                 -
                                                                     =================     ==================



(2) This statement of liabilities represents Sea Containers Group's internal accounting, on an unaudited and uncertified basis. As of December 31, 2006, Sea Containers Ltd has not filed its form 10-K report for fiscal year ended December 31, 2005, nor has it filed form 10-Q reports for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006. The certification and audit process may result in adjustments to the above stated liabilities. Sea Containers Caribbean Inc. has not traded in the last twelve months.


SCL Intercompany Balance As At

                                                          December 31, 2006      November 30, 2006          Movement
                                                                  $                      $                      $
Receivable

SC British Isles                                             119,775,014.47         118,108,832.85           1,666,181.62
SC Italia                                                              -             13,466,165.00         (13,466,165.00)
SC Services                                                   68,731,587.67          71,095,578.01          (2,363,990.34)
West Australia Line                                            1,222,855.12           1,222,855.12                   -
Seacat Ltd                                                     1,613,149.71                   -              1,613,149.71
Fast Ferries Ltd                                               9,001,293.58                   -              9,001,293.58
Ferry & Port Holdings                                        873,346,443.91         859,919,682.57          13,426,761.34
SC Finland (Ex Silja Holdings)                                12,076,751.88          12,076,751.88                   -
SC America Inc                                                10,562,517.72           8,110,045.24           2,452,472.48
CMCI                                                           2,611,781.45           2,611,781.45                   -
SC Asia Pte                                                      387,371.02             668,397.05            (281,026.03)
SeaCat 2                                                      21,710,981.22          21,710,981.22                   -
SC Australia                                                   7,873,011.06           7,902,610.06             (29,599.00)
Cooltainers                                                      176,566.56             138,098.10              38,468.46
SPC                                                          276,601,914.56         270,062,343.96           6,539,570.60
SC Brasilia                                                   12,949,345.74          10,383,345.74           2,566,000.00
Mobilbox                                                               -                    182.00                (182.00)
Strider 2                                                      4,222,504.02           4,222,504.02                   -
Vessel Holdings 3                                              7,644,985.16           7,644,985.16                   -
Strider 9                                                      1,938,177.59           1,938,177.59                   -
Strider 10                                                     8,821,179.07           8,821,179.07                   -
Technitank                                                       600,000.00             600,000.00                   -
Boxer 2                                                        2,731,302.40           2,731,302.40                   -
Boxer 3                                                       13,419,698.26          13,419,698.26                   -
Contender 1                                                   36,712,497.88          36,712,497.88                   -
Pacifica Ship Management                                         196,459.99             196,459.99                   -
Nagara Tam                                                       854,523.79             854,523.79                   -
Nagara Ltd                                                     1,052,674.81           1,052,674.81                   -
Seafast Management Services                                       63,964.94              63,964.94                   -
Paulista Containers                                           25,224,014.33          25,337,820.02            (113,805.69)
Brasiluvas Agricola                                            3,282,398.11           3,207,530.57              74,867.54
SC Properties                                                 10,217,854.10          10,217,854.10                   -
Vessel Holdings                                                2,390,776.55           2,390,776.55                   -
SeaCat 4                                                      18,094,927.27          18,094,927.27                   -
SC Mauritius                                                      52,101.57              52,101.57                   -
Freight containers India                                          26,017.83                                     26,017.83
Super SeaCat 1                                                20,337,170.40          20,149,776.48             187,393.92
Super SeaCat 2                                                25,555,342.87          25,726,284.76            (170,941.89)
Super SeaCat 3                                                 8,425,027.73           8,373,317.60              51,710.13
Super SeaCat 4                                                12,814,374.88          12,814,374.88                   -
SeaCat Ltd                                                    18,424,420.01          18,424,420.01                   -
SeaCat 6                                                      12,282,186.90          11,825,357.16             456,829.74
SeaCat 7                                                      13,377,343.15          24,448,616.18         (11,071,273.03)
SC Ropax                                                       3,310,671.02           3,310,671.02                   -
SC Finance Ireland                                             2,563,317.66           2,462,655.32             100,662.34
SC Opera                                                      57,050,022.65          57,037,396.41              12,626.24
SC Finnjet                                                    20,262,746.32          20,260,748.08               1,998.24
SC Treasury                                                   10,429,835.00          10,463,000.00             (33,165.00)
                                                           ----------------       ----------------          --------------
                                                           1,761,019,102.04       1,750,333,246.25          10,685,855.79
                                                           ----------------       ----------------          -------------

SCL Intercompany Balance As At

                                                            December 31, 2006        November 30, 2006            Movement
                                                                    $                        $                       $
Payable

Super SeaCat Italia                                                (130.02)                 (130.02)                     -
SC Italia Holdings                                              (66,621.02)              (66,621.02)                     -
Hart Fenton                                                           -                        -                         -
SC Chartering                                                       (60.51)                  (62.49)                     1.98
Yorkshire Marine Containers                                 (12,845,399.06)          (11,534,064.05)            (1,311,335.01)
Illustrated London News                                     (19,750,335.05)          (19,385,390.94)              (364,944.11)
Silja Services                                              (19,057,305.89)          (18,308,919.17)              (748,386.72)
Liverpool Dublin                                                    (41.59)                  (40.95)                    (0.64)
Hoverspeed                                                           (0.10)                   (0.10)                     -
Hoverspeed GB                                                  (347,160.99)             (277,219.18)               (69,941.81)
SC UK                                                      (997,802,669.22)         (982,530,050.66)           (15,272,618.56)
Burginhall 818                                                  (39,201.97)              (38,601.93)                  (600.04)
Mobilbox                                                       (759,818.00)                    -                  (759,818.00)
SeaCo Parts Inc.                                               (437,460.42)             (400,369.70)               (37,090.72)
SC Ports & Ferries                                          (80,680,291.86)          (80,680,291.86)                     -
IRS pte                                                         (15,241.08)                    -                   (15,241.08)
Hyde Park Containers                                            (10,198.70)                    -                   (10,198.70)
Melbourne Park containers                                      (165,320.69)                    -                  (165,320.69)
IRS NZ                                                          (27,622.35)                    -                   (27,622.35)
SC Iberia                                                    (5,720,574.05)           (5,577,399.43)              (143,174.62)
Contender 2                                                  (5,116,079.45)           (5,116,079.45)                     -
Atlantic Maritime Services                                   (2,591,280.21)           (2,591,280.21)                     -
Marine Container Insurance                                  (11,863,466.72)          (11,813,726.72)               (49,740.00)
Societe Bananiere De Motobe                                  (1,532,742.94)           (1,532,742.94)                     -
SC Holdings                                                 (17,873,384.72)          (17,599,810.20)              (273,574.52)
SeaCat 2                                                     (1,697,563.54)           (1,697,563.54)                     -
Freight Containers India                                              -                       17.83                    (17.83)
SCL Activities                                                  (41,530.90)              (21,379.00)               (20,151.90)
                                                         ------------------       ----------------          ------------------
                                                         (1,178,441,501.05)       (1,159,171,725.73)           (19,269,775.32)
                                                         ------------------       ----------------          ------------------
Net                                                         582,577,600.99           591,161,520.52             (8,583,919.53)
                                                         ------------------       ----------------          ------------------

SCS Intercompany Balance As At

                                                              Dec-31            Nov-30         Movement          Movement
                                                                2006              2006                              @1.96
                                                               (GBP)             (GBP)            (GBP)             (GBP)

Receivable

SC British Isles                                          23,789,378        23,789,378                -                 -
Ferry & Port Holdings                                     22,329,132        22,158,080          171,052           335,263
ILN                                                        6,479,997         6,615,721        (135,724)         (266,020)
YMCL                                                       4,977,249         4,828,380          148,869           291,783
Hart Fenton                                                1,090,016         1,076,802           13,214            25,899
SC Asia Pte                                                  556,643           551,643            5,000             9,801
Periandros                                                   437,194           470,528         (33,324)          (65,335)
Newhaven Marina                                              192,714           192,714                -                 -
SC House Management                                          129,117           117,949           11,168            21,889
SC America Inc                                                29,112            29,112                -                 -
Brasiluvas                                                         -            16,666         (16,666)          (32,665)
Insurance Premiums to recharged                              192,435           647,583        (455,148)         (892,090)
                                                        ------------      ------------      -----------       -----------
                                                          60,202,987        60,494,556        (291,569)         (571,476)
                                                        ------------      ------------      -----------       -----------


Payable

SCL                                                     (33,787,453)      (35,922,480)        2,135,027         4,184,653
SC Property Services                                     (1,586,271)       (1,404,605)        (181,666)         (356,065)
Fairways & Swinford                                        (157,605)          (49,433)        (108,172)         (212,017)
SC Treasury                                                 (45,687)                 0         (45,687)          (89,547)

                                                        ------------      ------------      -----------       -----------
                                                        (35,577,016)      (37,376,518)        1,799,502         3,527,025
                                                        ------------      ------------      -----------       -----------
                                                        ------------      ------------      -----------       -----------
                                                          24,625,971        23,118,038        1,507,933         2,955,549
                                                        ============      ============      ===========       ===========

TAX PAYMENT ATTESTATION
-----------------------

Taxes
-----

Pursuant to the Exempted Undertakings Tax Protection Act (Bermuda) 1966, Sea Containers Ltd., a company incorporated under the laws of Bermuda, is not subject to any tax on profits or income, or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance.

Sea Containers Services Ltd. has paid post-petition tax payments as due.



Payroll Taxes Withheld and Paid
-------------------------------

All payroll taxes of Sea Containers Services Ltd. have been fully paid for the period covered by this report.



STATEMENT REGARDING INSURANCE POLICIES
--------------------------------------

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers compensation and disability insurance.


In Re; Sea Containers Limited                                     Case No.          _________________________
       ---------------------------------------------

                                                                  Reporting Date      December 31,2006
                                                                                    -------------------------

---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                $

Total accounts receivable at the beginning of the reporting period                                            3,691,398.46

     Add     Amounts billed during the period                                                                   223,819.97

     Less     Amounts collected during the period                                                            ( 314,372.95)

     Other movements                                                                                       ( 1,319,102.66)

Total accounts receivable at the end of the reporting period                                            ------------------
                                                                                                              2,281,742.82
                                                                                                        ==================
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Ageing
---------------------------------------------------------------------------------------------------------------------------

0 - 30            days old                                                                                       18,763.71

31 - 60           days old                                                                                      218,861.20

61 - 90           days old                                                                                      384,241.93

91 +              days old                                                                                    1,659,875.98

Total accounts receivable                                                                                     2,281,742.82

Amount considered uncollectible (net)                                                                      ( 1,773,627.72)

Accounts receivable net                                                                                 ------------------
                                                                                                                508,115.10
                                                                                                        ==================

---------------------------------------------------------------------------------------------------------------------------


In Re; Sea Containers Limited                                     Case No.          __________________________
       ---------------------------------------------

                                                                  Reporting Date      December 31,2006
                                                                                     -------------------------

---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                         $

Total accounts receivable at the beginning of the reporting period                                              263,122.77

     Add     Amount billed during the period                                                                    204,833.25

     Less    Amounts collected during the period                                                                         -

     Other movements                                                                                                     -

Total accounts receivable at the end of the reporting period                                            ------------------
                                                                                                                467,956.02
                                                                                                        ==================

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Ageing
---------------------------------------------------------------------------------------------------------------------------


0 - 30            days old                                                                                       40,533.66

31 - 60           days old                                                                                               -

61 - 90           days old                                                                                      427,422.36

91 +              days old                                                                                               -

Total accounts receivable                                                                                       467,956.02

Amount considered uncollectible (net)                                                                                    -

Accounts receivable net                                                                                 ------------------
                                                                                                                467,956.02
                                                                                                        ==================

---------------------------------------------------------------------------------------------------------------------------

Sea Containers Ltd.
Post Petition Aged Creditors listing
As at December 31, 2006



                                                   Number of days past due
                                                Current                 Total
                                                      $                     $

Account Payable                                  20,788                20,788

Professional Fees                                 7,480                 7,480

                                               --------              --------
                                                 28,268                28,268
                                               ========              ========

Sea Containers Ltd.
Post Petition Aged Creditors listing
As at December 31, 2006


                                                         Number of days past due
                                              Current         0 - 30        31 - 60            Total
                                                    $              $              $                $

Account Payable                             1,478,546        373,609         89,815        1,941,970

Professional Fees                             356,857         29,165              -          386,022

                                            ---------      ---------      ---------        ---------
                                            1,835,403        402,774         89,815        2,327,992
                                            =========      =========      =========       ==========



This December Monthly Operating Report identifies the above values that are past due. Post-Chapter 11 filing necessitated a review of our invoice approval process introducing tighter controls and more visibility. This is now in place but for the month of December we did experience some delay in invoice approval while personnel familiarised themselves with the new processes. These invoices have been approved and were included in our January 2007 creditor payments.

The past due Professional Fees reported of $29,165 is for Richards Butler. Payment is being withheld pending the bankruptcy courts' approval of their fees.

DEBTORS QUESTIONNAIRE

----------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                     Yes          No
----------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside normal course of business
this reporting period? If yes, provide an explanation below.                                                   X
----------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period?  If yes, provide an explanation below.                               X
----------------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
below.                                                                                            X
-------------------------------------------------------------------------------------------- ------------ ------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                         X
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------